                                                                   EXHIBIT 10.48


                                 BIOFIELD CORP.
                             STOCK OPTION AGREEMENT

                                                  Date of Grant:
                                                                ----------------
                                                  No. of Shares:
                                                                ----------------

1. Grant of Option. FOR VALUE RECEIVED, Biofield Corp., a Delaware corporation (the "Company"), hereby grants to__________________ ("Optionee"), the following option ("Option") to subscribe for and purchase, upon the terms and conditions hereinafter set forth, an aggregate of ___________ shares (subject to adjustment as hereinafter provided) of the Company's common stock, par value $.001 per share ("Stock") at an exercise price equal to $______ per share ("Exercise Price"). It is understood that this Option is not intended to constitute an incentive stock option as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended and is not being issued pursuant to any plan of the Company.

2. Term and Maturity. The term of the option is ten years from date of grant, unless sooner terminated. The option is vested according to the following schedule:

                  Period of Optionee's
                  Continuous Relationship
                  With the Company or Related
                  Corporation From the Date         Portion of Total Option
                  the Option is Granted              Which is Exercisable
                  ---------------------              --------------------
                       after 1 year                          25%
                       after 2 years                         50%
                       after 3 years                         75%
                       after 4 years                        100%


3. Shares to be Fully Paid; Reservation. The Company covenants and agrees that when issued and paid for in accordance with the terms of this Stock Option Agreement, the shares of Common Stock underlying this Option shall, on issuance, be fully paid and nonassessable and free from all taxes, liens and charges related to the issuance of the shares. The Company further covenants and agrees that during the period within which the rights represented by this Option may be exercised, the Company shall, at all times, have authorized and reserved for the purpose of issuance or transfer on exercise of this Option a sufficient number of shares subject to this Option to provide for its exercise.

4. Procedure for Exercise. Subject to the vesting schedule described in Section 2 above, the Optionee may exercise the Option in whole or in part, but not as to any fractional shares, by surrender of this Option, properly endorsed if required, at the principal office of the Company, and







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by delivering cash, certified check or bank check the aggregate Exercise Price for the number of shares to be purchased pursuant to such purchasing the shares of Common Stock for investment purposes and not with a view to distribution otherwise than in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and agreeing not to offer to sell, sell or otherwise dispose of, any of such shares acquired by Optionee pursuant to this Option in violation of the Securities Act or any applicable state securities laws. The Shares purchased shall be deemed to be issued to the Optionee on the date on which the Optionee is surrendered and payment is made for the shares. Certificates representing the shares purchased shall be delivered to the Optionee within ten days after the rights represented by the Option have been properly exercised. Unless the Option shall have expired or shall have been fully exercised, a new Stock Option Agreement in the same form as this Stock Option Agreement representing any number of shares for which this Option shall not have been exercised, shall also be delivered to the Optionee within that time.

5. Withholding Tax Requirement. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock pursuant to this Option the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require the Optionee to reimburse the Company for any such taxes required to be withheld by the Company and withhold shares to be received by the Optionee in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act.

6. Assignability and Transferability of Option. This Option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than
(i) by will or by the applicable laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right or privilege conferred hereby, contrary to the Code or to the provisions herein, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

7. Termination of Relationship. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the Option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Option which is exercisable at the time of such cessation, but the Option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised.

         If the Optionee is terminated for cause, the Option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such Option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

         If the Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Option shall not terminate. The term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

         For purposes of this Section 7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this Section 7, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence. The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         As used herein, the term "related corporation," when referring to a subsidiary, shall mean any corporation (other than the Company) or other entity in, at the time of the granting of the option, an unbroken chain of corporations or other entities ending with the Company, if stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests of each of the corporations or other entities other than the Company is owned by one of the other corporations or other entities in such chain. When referring to a parent corporation or other entity, the term "related corporation" shall mean any corporation or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the option, each of the corporations or other entities other than the Company owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or other entities in such chain.

8. Death of Optionee. If the Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of




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totally disabled Optionees) following cessation of such relationship, the Option held by such Optionee to the extent that the Optionee would have been entitled to exercise such Option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution.

9. Status of Shareholder. Neither the Optionee nor any party to which the Optionee's rights and privileges under this Option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of this Option granted unless and until payment for such shares shall have been made in full and until the date of issuance of a stock certificate for such shares.

10. Continuation of Employment. Nothing herein shall confer upon the Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

11. Modification of Option. This Agreement may only be modified by a writing signed by each of the parties hereto.

12. Adjustments Upon Changes in Capitalization. the number of shares purchasable upon the exercise of the Option shall be subject to adjustment if the Company shall (i) pay a dividend in shares of Stock or make a distribution in shares of Stock, (ii) subdivide (by means of stock split or otherwise) its outstanding shares of Stock, (iii) combine or reduce (by means of reverse stock split or otherwise) its outstanding shares of Stock, or (iv) issue by reclassification of its shares of Stock other securities of the Company. The exercise price and number of shares issuable upon exercise of the Option immediately prior thereto shall be proportionately adjusted so that Optionee shall be entitled to receive upon payment of the aggregate exercise price the number of shares of the Company which Optionee would have owned or would have been entitled to receive after the happening of any of the events described above had the Option been exercised immediately prior to the happening of any of the events described above had the Option been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

13. Effect of Liquidation, Reorganization or Change in Control.

         (a) Cash, Stock or Other Property for Stock. Except as provided in
Section 13(b) below, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, the

Option shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such Option in whole or in part whether or not the vesting requirements set forth in this Option Agreement have been satisfied.

         (b) Conversion of Options on Stock for Stock Exchange. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), the Option shall be converted into an option to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that such Option granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of Section 13(a). The amount and price of converted options shall be determined by adjusting the amount and price of the Option granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The converted options shall be fully vested whether or not the vesting requirements set forth in this Option Agreement have been satisfied.

         (c) Fractional Shares. In the event of any adjustment in the number of shares covered by the Option, any fractional shares resulting from such adjustment shall be disregarded and the Option shall cover only the number of full shares resulting from such adjustment.

         (d) Determination of Board to Be Final. All Section 13 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

14. Securities Regulation. Shares shall not be issued with respect this Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         As a condition to the exercise of the Option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionee as it may from time to time deem to be necessary or advisable. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

         Should any of the Company's capital stock of the same class as the stock subject to the Option granted hereunder be listed on a national securities exchange, all stock issued hereunder if not previously listed on such exchange or inter-dealer quotation system shall be authorized by that exchange or system for listing thereon prior to the issuance thereof.

15. Legend. The Optionee consents to the placement of any legend required by applicable state securities laws and of the following legend on each certificate representing the Stock:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, EXCHANGED OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT UNDER SUCH ACT IS THEN IN EFFECT WITH RESPECT THEREOF, (2) A WRITTEN OPINION FROM COUNSEL FOR THE ISSUER OF OTHER COUNSEL FOR THE HOLDER REASONABLE ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, OR (3) A "NO ACTION" LETTER OR ITS THEN EQUIVALENT HAS BEEN ISSUED BY THE SECURITIES EXCHANGE COMMISSION TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED IN CONNECTION THEREWITH."

16. Miscellaneous

                  (a) This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of Delaware (without reference to its rules as to conflicts of law).

                  (b) The section headings herein are for convenience only and shall not affect the construction thereof.

                  (c) All notices hereunder shall be in writing and if to the Company, shall be delivered personally to the Secretary of the Company or mailed, by certified mail, return receipt requested or by guaranteed next business day delivery service to its principal office, addressed to the attention of the Secretary, and if to the Optionee, shall be delivered personally or mailed, by certified mail, return receipt requested or by guaranteed next business day delivery service to the address noted on the signature page of this Share Option Agreement. Either party may change its address for receipt of notices by advising the other party of such change in writing in accordance with the preceding sentence.

                  (d) This Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.

         IN WITNESS WHEREOF, the Company has caused this option to be executed by its duly authorized officer as of this ___ day of _________, 1997.

                                  BIOFIELD CORP.




                                  By:
                                       --------------------------------
                                       Michael R. Gavenchak
                                       Executive Vice President
                                       General Counsel




                                  -------------------------------------
                                  Name


                                  Address:

                                  -------------------------------------
                                  -------------------------------------
                                  -------------------------------------
                                  -------------------------------------

                                  Social Security Number


                                  -------------------------------------

                               NOTICE OF EXERCISE

BIOFIELD CORP.
1225 Northmeadow Parkway
Suite 120
Roswell, Georgia 30076

Gentlemen:

         I hereby exercise my right to purchase ______ shares of Common Stock (the "Shares") of Biofield Corp., a Delaware corporation, pursuant to, and in accordance with, the Biofield Corp. Stock Option Agreement ("Agreement") dated __________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price. Please deliver to me stock certificates representing the subject shares registered as follows:

         Name:
              -----------------------------------------
         Address:
                   ------------------------------------

                   ------------------------------------

         Social Security Number:
                                -----------------------

         The aggregate exercise price is $___________ (total number of shares to be purchased x $____ per share).

         1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

                  (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

                  (b) By virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

                  (c) the undersigned is a sophisticated investor;

                  (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

                  (e) The certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

         2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

         3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

         4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                             Very truly yours,


                             ------------------------------------
                                           (signature)


                             ------------------------------------
                                  (please type or print name)